As filed with the Securities and Exchange Commission on March 1, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22394

CHOU AMERICA MUTUAL FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

 ITEM 1. REPORT TO STOCKHOLDERS.

CHOU AMERICA MUTUAL FUNDS

Annual Report
 December 31, 2012

Fund Adviser:
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8
Toll Free: (877) 755-5188

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Charts and Analysis (Unaudited)	5
Schedules of Investments	7
Statements of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Additional Information (Unaudited)	22

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2012

Dear Shareholder,

During the year 2012, the Chou Opportunity Fund (the “Fund”) was up 30.81%, while the S&P 500 Index (S&P 500) generated a return of 16.0% during the same period.

Portfolio Commentary

Major positive contributors to the Fund’s performance were Overstock.com, Sears Holdings Corporation, The Gap Inc. and Aeropostale Inc. Securities that declined the most or that we sold at a loss during the year were RadioShack Corporation, UTStarcom Holdings Corporation and MBIA Inc.

About two years ago, we saw that weak consumer spending and an anemic recovery had made many stocks in the retail sector undervalued.   This prompted us to buy a number of companies in the sector, including Sears Holdings, RadioShack, The Gap, Aeropostale, using a basket approach.  During the first half of 2012, we sold The Gap and Aeropostale significantly over the average cost. Radio Shack was one that did not work out as expected, largely because its decision to change its business model was taking longer than expected to implement. According to the current numbers, and new information we have on the company, we suspect RadioShack’s intrinsic value is now below what we paid for it, and we may have to take a permanent loss on this investment.

Our good returns can be partly attributed to our focused holding in Overstock.com that by late fall was a significant portion of the Fund’s assets. On December 31, 2011, Overstock.com was priced at $7.84 and on December 31, 2012, it was priced at $14.31. As the price weakened and broke through $10.00, we aggressively purchased it, as we believed the stock was under priced. To diversify and to reduce our holdings in Overstock.com, however, we sold 74,598 shares at between $15.50 and $16.00 per share.

Sears Holdings also did well for us. To unlock value, Sears Holdings spun out several subsidiaries to shareholders, such as Sears Canada, Sears Hometown and Outlet Stores. We believe Sears Holdings’ intrinsic value lies in its real estate assets. It also has other valuable assets such as Lands' End, Kenmore, Craftsman and Diehard.

We continue to believe, as noted in our previous letter, U.S. financial institutions are cheap and TARP warrants associated with these companies are an attractive way to invest in them.  Depending on the price, TARP warrants have several characteristics that make them appealing long-term investments.  Specifically, they are long dated, with most expiring around 2018-2019. This time frame of six-plus years allows banks to grow their intrinsic value to a high enough level to have an appreciable impact on the strike price of the stock warrant. In addition, we believe the strike price will be adjusted downward for any quarterly dividend that exceeds a set price. This is rarely seen in a stock warrant. An example: for Bank of America, class A warrants, the strike price is adjusted downward for any quarterly dividend paid exceeding one cent a share.

In 2012, the TARP warrants appreciated substantially but we still consider them undervalued on a long term basis because the stocks underlying the TARP warrants are still cheap.

A debt security, MannKind 3 3/4%, did well in 2012. It appreciated significantly from December 31, 2011 to December 31, 2012. We believe MannKind’s 3 3/4%, debt security maturing in December 2013, is attractively priced, even though, its future performance depends on FDA approval of the drug Afrezza.

Non-investment (or High Yield) grade debt securities

High yield spreads over comparable treasuries have continued to narrow, closing at the end of 2012 at approximately 561 basis points, compared to 754 basis points at the end of 2011. Spreads peaked during the 2008 financial crisis to 1,925 basis points (Source:  JP Morgan).

Therefore, we believe that non-investment grade debt securities are fully priced. In fact, there is a good chance that they may now be overvalued, and that the possibility of a large permanent loss of capital is extremely high. In addition, their prices don't reflect the risks inherent in these debt securities.

Focused holdings

A note of caution: Our portfolio has a high exposure to a few names, such as Resolute Forest Products (formerly known as AbitibiBowater), Sears Holdings and Overstock.com. Because of the this exposure, the net asset value of the Fund can be volatile.  This volatility does not bother us because our focus has always been on how cheap stocks are relative to their intrinsic value. In my view, they are trading at significant discounts to their intrinsic value.

1

CHOU OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2012

In conclusion, we feel comfortable with the holdings we have in the Fund.

Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.

The views in this report were those of the Fund manager as of December 31, 2012, and may not reflect his view on the date this report is first published or anytime thereafter.  The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.  This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change.  There can be no guarantee of success with any technique, strategy or investment.

The S&P 500 is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.  One cannot invest directly in an index.

2

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2012

Dear Shareholder,

At year-end 2012, the Chou Income Fund (the “Fund”) was up 34.69%, while the Barclay's Capital U.S. Corporate High Yield Index generated a return of 15.81% during the same period.

Expectations of future returns

2012 was a good year in that almost every debt security in our portfolio rose in price and traded closer to its intrinsic value.

We caution it would be irresponsible to extrapolate the Fund's 2012 returns into the future. We believe this year’s returns will be difficult to duplicate due to current prices of non-investment grade securities. As a result, we will be holding fewer non-investment grade debt securities and more short-term cash equivalents like Treasury bills etc.

Portfolio Commentary

Five of the seven debt securities that each make up more than 5% of Chou Income Fund’s assets increased in value between 21% and 89% during the fiscal year ended December 31, 2012,  while the remaining securities depreciated 4% and 68% respectively.

When we purchased these securities, our analysis indicated they were, mispriced or below what we calculated they were worth. In 2011, some of these securities went down in price but in 2012 they traded closer to their fair value. This shows that even in bond investing, it is imperative to be patient. Securities bought significantly below their intrinsic value can still go down in price but, if you are correct in your analysis, they will eventually trade closer to their intrinsic value.

Our returns were enhanced by the fact that the Fund was focused in a few undervalued debt securities, such as MannKind 3 3/4% and R.H. Donnelley term loan. We continue to believe MannKind’s 3 3/4%, debt security maturing in December 2013, is attractively priced, even though, its future performance depends on FDA approval of the drug Afrezza.

In the case of R.H. Donnelley term loan, we continue to believe that at the current price, R.H. Donnelley’s term loan is well covered by its earning power, assets, and covenants that are protective to debt holders. In addition, this term loan comes with a cash flow sweep, which means that any free cash flow remaining after all operational needs are met can be used to buy back debt at par from its holders. The company also has credit support from two subsidiaries of Dex One Corporation, the holding company.

Although the prices of these two securities have moved up substantially from December 31, 2011, we believe that they are still undervalued.

Even though it represented less than 5% of the Fund’s assets when we bought it, McMinn County Tennessee revenue bonds (McMinn) are worth mentioning. We knew McMinn’s obligor was Bowater and we knew the AbitibiBowater story (which changed its name to Resolute Forest Products in 2011). McMinn bonds belong to a class of creditors that were in dispute with Bowater 7.95% bonds, a dispute many thought would not likely be settled for several years. We purchased them for $1, preparing to hold them for several years. We figured that even if McMinn lost the lawsuit, and 100% of the disputed claim was awarded to the 7.95% class, we would not lose money considering the price we paid. Lo and behold, a few months later, the lawsuit was settled and the disputed claim was split in a ratio that made the McMinn bonds worth close to $3.70.

Such a windfall comes maybe once in 20 years and I would not recommend this case as way to invest in bonds. The outcome was totally dependent on a favorable legal judgment.

Not all our picks are winners. We had a few losers, principally the debt securities of Compton Petroleum and MBIA Corp 14%.

The Compton Petroleum debt security was our biggest loss due to the unprecedented fall in the price of natural gas to $2 per million Btu in 2012. Historically, there has been a strong relationship between the price of oil and gas, usually in the realm of 8 to 1. In 2012, the ratio went over 50 to 1.  As a result, Compton Petroleum had to restructure its debt, and the common shares we received were nowhere close to the price we paid for its debt security.

In the case of MBIA Corp 14%, the price fell because in December it was rumored that MBIA Corp might not get permission from the New York State Department of Financial Services to pay interest that was due on January 15, 2013. Although the company was not permitted to pay the interest on January 15, according to the Fiscal Agency Agreement, the company was considered not to be in default. We believe that sometime in 2013 lawsuits involving MBIA and Bank of America will be settled and the coupon will be paid.

3

CHOU INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2012

Non-Investment (or High Yield) grade debt securities
High Yield spreads over comparable treasuries have continued to narrow, closing at the end of 2012 at approximately 561 basis points, compared to 754 basis points at the end of 2011.  Spreads peaked during 2008 during the financial crisis at 1,925 basis points (Source:  JP Morgan).

Therefore, we believe that Non-Investment grade debt securities are fully priced. In fact, there is a good chance that they may now be overvalued, and that the possibility of a large permanent loss of capital is high. In addition, their prices don't reflect the risks inherent in these debt securities.

Yours truly,

Francis Chou
Portfolio Manager and CEO
Chou America Management Inc.

The views in this report were those of the Fund manager as of Decenber 31, 2012, and may not reflect his view on the date this report is first published or anytime thereafter. The views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This letter may contain discussions about certain investments held and not held in the portfolio.  All current and future holdings are subject to risk and to change. There can be no guarantee of success with any technique, strategy or investment.

The Barclays Capital U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. One cannot invest directly in an index.

4

CHOU OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Opportunity Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.90%.  The Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50%, through May 1, 2013. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

5

CHOU INCOME FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
DECEMBER 31, 2012

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Chou Income Fund (the “Fund”) compared with the performance of the benchmark, Barclays Capital U.S. Corporate High Yield Index ("Barclays Index"), since inception. The Barclays Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity. The total return of the Barclays Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Barclays Index does not include expenses. The Fund is professionally managed while the Barclays Index is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (877) 682-6352. Shares redeemed or exchanged within 120 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 4.64%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses to 1.50%, through May 1, 2013. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns greater than one year are annualized.

6

CHOU OPPORTUNITY FUND
SCHEDULE OF INVESMENTS
DECEMBER 31, 2012

Shares	Security Description	Value
Common Stock - 73.9%
Communications - 37.7%
875,931	Overstock.com, Inc. (a)(b)	$12,534,573
2,880,000	UTStarcom Holdings Corp. (a)	2,995,200
		15,529,773
Consumer Discretionary - 9.9%
2,190	Orchard Supply Hardware Stores Corp., Class A (a)	16,228
37,904	Sears Canada, Inc.	382,965
88,500	Sears Holdings Corp. (a)	3,660,360
		4,059,553
Financials - 9.4%
157,480	Asta Funding, Inc.	1,497,635
300,000	MBIA, Inc. (a)	2,355,000
		3,852,635
Information Technology - 1.1%
43,200	Dell, Inc.	437,616
Materials - 15.8%
490,072	Resolute Forest Products (a)	6,488,553

Total Common Stock (Cost $28,225,673)	30,368,130

Shares	Security Description	Rate	Value

Preferred Stock - 0.0%
Consumer Discretionary - 0.0%
2,190	Orchard Supply Hardware Stores Corp., Series A (c) (Cost $4,413)	0.00%	3,942
Total Equity Securities (Cost $28,230,086)	30,372,072
Warrants - 15.9%
659,430	Bank of America Corp. (a)	3,593,893
184,253	JPMorgan Chase & Co. (a)	2,185,241
77,400	Wells Fargo & Co. (a)	774,000
Total Warrants (Cost $4,816,946)	6,553,134

Principal	Security Description	Rate	Maturity	Value

Corporate Convertible Bonds - 10.5%
Consumer Staples - 10.5%
$6,100,000	MannKind Corp. (Cost $4,553,377)	3.75%	12/15/13	4,331,000
Total Investments in Securities - 100.3% (Cost $37,600,409)*	$41,256,206

Contracts	Security Description	Strike Price	Exp. Date	Value
Written Options - (0.3)%

Call Options Written - (0.3)%
(271)	Overstock.com, Inc.	$15.00	03/13	(25,745)
(900)	Overstock.com, Inc.	17.50	06/13	(72,000)
(100)	Overstock.com, Inc.	15.00	06/13	(14,750)
Total Call Options Written (Premiums Received $(163,390))	(112,495)
Other Assets & Liabilities, Net – 0.0%	(12,091)
Net Assets – 100.0%	$41,131,620

(a)	Non-income producing security.
(b)	Subject to call option written by the Fund.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.

* Cost for federal income tax purposes is $37,437,019 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,986,343
Gross Unrealized Depreciation	(3,279,651)
Net Unrealized Appreciation	$3,706,692

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of December 31, 2012.

Valuation Inputs	Investments in Securities	Other Financial Instruments**

Level 1 - Quoted Prices	$36,925,206	$(112,495)
Level 2 - Other Significant Observable Inputs	4,331,000	-
Level 3 - Significant Unobservable Inputs	-	-
Total	$41,256,206	$(112,495)

** Other Financial Instruments are derivative instruments not reflected in the Total Investments in Securities, such as written options, which are valued at their market value at period end.

The Level 1 inputs displayed in this table are Common Stock, Preferred Stock and Warrants. The Level 2 inputs displayed in this table are Corporate Convertible Bonds. Refer to the Schedule of Investments for a further breakout of each security by type.

There were no transfers between Level 1 and Level 2 for the year ended December 31, 2012.

AFA

PORTFOLIO HOLDINGS
% of Total Investments
Communications	37.6%
Consumer Discretionary	9.9%
Consumer Staples	10.5%
Financials	9.3%
Information Technology	1.1%
Materials	15.7%
Warrants	15.9%
100.0%

See Notes to Financial Statements.	7

CHOU INCOME FUND
SCHEDULE OF INVESMENTS
DECEMBER 31, 2012

Shares	Security Description	Value

Common Stock - 8.3%
Materials - 8.3%
3,745	Catalyst Paper Corp. (a)	$4,119
42,045	Resolute Forest Products (a)	556,676
Total Common Stock (Cost $150,809)	560,795

Shares	Security Description	Rate	Value

Preferred Stock - 1.5%
Financials - 1.5%
8,900	Sears Roebuck Acceptance Corp. (Cost $117,925)	7.00%	101,516
Total Equity Securities (Cost $268,734)	662,311

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 74.0%
Corporate Convertible Bonds - 35.4%
Communications - 0.6%
$30,000	Level 3 Communications, Inc.	6.50%	10/01/16	42,581

Consumer Discretionary - 3.8%
275,000	RadioShack Corp. (b)	2.50	08/01/13	253,688

Consumer Staples - 22.6%
2,137,000	MannKind Corp.	3.75	12/15/13	1,517,270

Financials - 6.1%
1,000,000	Atlanticus Holdings Corp.	5.88	11/30/35	410,000

Materials - 2.3%
400,000	USEC, Inc.	3.00	10/01/14	154,000
Total Corporate Convertible Bonds (Cost $2,824,973)	2,377,539

Corporate Non-Convertible Bonds - 11.2%
Communications - 3.6%
42,849	Dex One Corp. (c)	14.00	01/29/17	14,676
200,000	Media General, Inc.	11.75	02/15/17	232,000
				246,676
Energy - 0.7%
400,000	ATP Oil & Gas Corp. (d)	11.88	05/01/15	46,000
Financials - 1.2%
450,000	MBIA Insurance Corp. (b)(e)	14.00	01/15/33	81,000
Materials - 5.7%
314,899	Catalyst Paper Corp. (c)	11.00	10/30/17	240,898
193,000	Sino-Forest Corp. (b)(d)	10.25	07/28/14	28,950
125,000	Sino-Forest Corp. (b)(d)	10.25	07/28/14	18,750
225,000	Sino-Forest Corp. (b)(d)	6.25	10/21/17	33,750
400,000	Sino-Forest Corp. (b)(d)	6.25	10/21/17	60,000
				382,348
Total Corporate Non-Convertible Bonds (Cost $1,064,741)	756,024

Municipal Bonds - 0.7%
Tennessee - 0.7%
$15,480,000	McMinn County Industrial Development Board Poll (d) (Cost $7,515)	0.00%	03/01/16	$46,440

Syndicated Loans - 19.3%
335,645	Dex Media West, LLC (e)	7.00	10/24/14	251,398
1,519,653	RH Donnelley, Inc. (e)	9.00	10/24/14	1,047,041
Total Syndicated Loans (Cost $1,583,302)	1,298,439
U.S. Treasury Securities - 7.4%
500,000	U.S. Treasury Bill (f) (Cost $499,999)	0.02	01/03/13	500,000

Total Fixed Income Securities (Cost $5,980,530)	4,978,442
Total Investments - 83.8%(Cost $6,249,264)*	$5,640,753
Other Assets & Liabilities, Net – 16.2%	1,087,198
Net Assets – 100.0%	$6,727,951

LLC	Limited Liability Company
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $476,138 or 7.1% of net assets.
(c)	Payment in-Kind Bond. Security that gives the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities.
(d)	Security is currently in default and is on scheduled interest or principal payment.
(e)	Variable rate security. Rate presented is as of December 31, 2012.
(f)	Rate presented is yield to maturity.

* Cost for federal income tax purposes is $6,413,093 and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$524,003
Gross Unrealized Depreciation	(1,296,343)
Net Unrealized Depreciation	$(772,340)

See Notes to Financial Statements.	8

CHOU INCOME FUND
SCHEDULE OF INVESMENTS
DECEMBER 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilitiesas of December 31, 2012.

Level 1	Level 2	Level 3	Total

Common Stock	$556,676	$4,119	$-	$560,795
Preferred Stock	101,516	-	-	101,516
Corporate Convertible Bonds	-	2,377,539	-	2,377,539
Corporate Non-Convertible Bonds	-	756,024	-	756,024
Municipal Bonds	-	46,440	-	46,440
Syndicated Loans	-	1,298,439	-	1,298,439
U.S. Government & Agency Obligations	-	500,000	-	500,000

=Total	$658,192	$4,982,561	$-	$5,640,753

There were no transfers between Level 1 and Level 2 for the year ended December 31, 2012.

AFA
PORTFOLIO HOLDINGS
% of Total Investments
Common Stock	9.9%
Corporate Convertible Bonds	42.2%
Corporate Non-Convertible Bonds	13.4%
Municipal Bonds	0.8%
Preferred Stock	1.8%
Syndicated Loans	23.0%
U.S. Treasury Securities	8.9%
100.0%
See Notes to Financial Statements.	9

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

	120	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
ASSETS
Total investments, at value (Cost $37,600,409 and $6,249,264, respectively)		$41,256,206	$5,640,753
	Cash	18,113	1,416,394
	Foreign currency (Cost $28,579 and $80,936, respectively)	-	85,226
	Receivables:
	Fund shares sold	4,000	6,000
	Dividends and interest	17,964	96,284
adviser	From investment adviser	-	7,593
	Prepaid expenses	11,699	10,239
Total Assets		41,307,982	7,262,489

LIABILITIES
	Payables:
	Call options written, at value (Premiums received $163,390 and $0, respectively)	112,495	-
	Investment securities purchased	-	500,000
	Accrued Liabilities:
adviser	Investment adviser fees	23,255	-
	Trustees’ fees and expenses	301	49
	Fund services fees	11,463	5,846
	Other expenses	28,848	28,643
Total Liabilities		176,362	534,538

NET ASSETS		$41,131,620	$6,727,951

COMPONENTS OF NET ASSETS
	Paid-in capital	$39,413,402	$7,536,592
	Distributions in excess of net investment income	(243)	(152,839)
	Accumulated net realized loss	(1,988,231)	(51,581)
	Net unrealized appreciation (depreciation)	3,706,692	(604,221)
NET ASSETS		$41,131,620	$6,727,951
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)		3,603,956	681,622
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*		$11.41	$9.87
*	Shares redeemed or exchanged within 120 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	10

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2012

	CHOU OPPORTUNITY FUND	CHOU INCOME FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $5,759 and $0, respectively)	$361,040	$182
Interest income	1,771,823	1,009,368
Total Investment Income	2,132,863	1,009,550
adviser
EXPENSES
Investment adviser fees	487,112	56,891
Fund services fees	147,466	67,949
Custodian fees	13,300	9,997
Registration fees	22,933	22,961
Audit fees	14,800	14,796
Legal fees	29,150	29,143
Trustees' fees and expenses	5,691	5,094
Miscellaneous expenses	35,160	25,886
Total Expenses	755,612	232,717
Fees waived and expenses reimbursed	(32,384)	(147,380)
Net Expenses	723,228	85,337

NET INVESTMENT INCOME	1,409,635	924,213

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	1,108,744	(65,899)
Foreign currency transactions	(243)	(1,983)
Written options	39,189	-
Net realized gain (loss)	1,147,690	(67,882)
Net change in unrealized appreciation (depreciation) on:
Investments	9,378,864	831,101
Foreign currency translations	-	4,711
Written options	50,895	-
Net change in unrealized appreciation (depreciation)	9,429,759	835,812
NET REALIZED AND UNREALIZED GAIN	10,577,449	767,930
INCREASE IN NET ASSETS FROM OPERATIONS	$11,987,084	$1,692,143

See Notes to Financial Statements.	11

CHOU AMERICA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CHOU OPPORTUNITY FUND		CHOU INCOME FUND

December 31, 2010		Shares		Shares
NET ASSETS DECEMBER 31, 2010	$1,038,595	$1,038,595	$766,011	$766,011

OPERATIONS
Net investment income	40,884		633,140
Net realized gain	767,083		17,039
Net change in unrealized appreciation (depreciation)	(5,796,683)		(1,534,869)
Decrease in Net Assets Resulting from Operations	(4,988,716)		(884,690)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(44,283)		(666,015)
Net realized gain	(131,151)		(16,812)
Total Distributions to Shareholders	(175,434)		(682,827)

CAPITAL SHARE TRANSACTIONS
Sale of shares	61,117,822	5,610,354	5,269,798	448,794
Reinvestment of distributions	175,220	17,435	682,827	72,238
Redemption of shares	(444,357)	(40,580)	(100,171)	(9,469)
Redemption fees	1,337		18
Increase in Net Assets from Capital Share Transactions	60,850,022	5,587,209	5,852,472	511,563
Increase in Net Assets	55,685,872		4,284,955
December 31, 2011
NET ASSETS DECEMBER 31, 2011 (Including line (a))	$56,724,467		$5,050,966

OPERATIONS
Net investment income	1,409,635		924,213
Net realized gain (loss)	1,147,690		(67,882)
Net change in unrealized appreciation (depreciation)	9,429,759		835,812
Increase in Net Assets Resulting from Operations	11,987,084		1,692,143

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,412,330)		(1,020,482)
Net realized gain	(3,827,151)		(2,631)
Total Distributions to Shareholders	(5,239,481)		(1,023,113)

CAPITAL SHARE TRANSACTIONS
Sale of shares	9,349,092	917,582	278,335	26,939
Reinvestment of distributions	5,200,343	471,230	985,095	104,375
Redemption of shares	(36,901,149)	(3,457,214)	(255,475)	(27,286)
Redemption fees	11,264		-
Increase (Decrease) in Net Assets from Capital Share Transactions	(22,340,450)	(2,068,402)	1,007,955	104,028
Increase (Decrease) in Net Assets	(15,592,847)		1,676,985
December 31, 2012
NET ASSETS DECEMBER 31, 2012 (Including line (b))	$41,131,620		$6,727,951

(a) Distributions in excess of net investment income December 31, 2011	$(418)		$(40,268)
(b) Distributions in excess of net investment income December 31, 2012	$(243)		$(152,839)

See Notes to Financial Statements.	12

CHOU OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended December 31,		July 1, 2010 (a)
	2012	2011	through December 31, 2010
NET ASSET VALUE, Beginning of Period	$10.00	$12.20	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.32	0.02	(0.09)
Net realized and unrealized gain (loss)	2.68	(2.19)	2.29
Total from Investment Operations	3.00	(2.17)	2.20
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.40)	(0.01)	—
Net realized gain	(1.19)	(0.02)	—
Total Distributions to Shareholders	(1.59)	(0.03)	—
REDEMPTION FEES (b)	— (c)	— (c)	—
NET ASSET VALUE, End of Period	$11.41	$10.00	$12.20
TOTAL RETURN	30.81%	(17.78)%	22.00	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$41,132	$56,724	$1,039
Ratios to Average Net Assets:
Net investment income (loss)	2.89%	0.15%	(1.60	)%(e)
Net expense	1.48%	1.53%	1.75	%(e)
Gross expense (f)	1.55%	1.93%	28.58	%(e)
PORTFOLIO TURNOVER RATE	17%	11%	33	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13

CHOU INCOME FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Years Ended December 31,		July 1, 2010 (a)
	2012	2011	through December 31, 2010
NET ASSET VALUE, Beginning of Period	$8.74	$11.60	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	1.58	1.30	0.20
Net realized and unrealized gain (loss)	1.27	(2.86)	1.65
Total from Investment Operations	2.85	(1.56)	1.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1.72)	(1.27)	(0.25)
Net realized gain	— (c)	(0.03)	—
Total Distributions to Shareholders	(1.72)	(1.30)	(0.25)
REDEMPTION FEES (b)	—	— (c)	—
NET ASSET VALUE, End of Period	$9.87	$8.74	$11.60
TOTAL RETURN	34.69%	(13.83)%	18.54	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$6,728	$5,051	$766
Ratios to Average Net Assets:
Net investment income	16.25%	12.24%	3.82	%(e)
Net expense	1.50%	1.50%	1.50	%(e)
Gross expense (f)	4.09%	4.71%	33.37	%(e)
PORTFOLIO TURNOVER RATE	23%	17%	0	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	14

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 1. Organization

The Chou Opportunity Fund and Chou Income Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Chou America Mutual Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Chou Opportunity Fund’s investment objective is to seek long-term growth of capital. Chou Income Fund’s investment objective is to provide capital appreciation and income production with capital preservation as a secondary consideration.  The Funds commenced operations on July 1, 2010, with the sale of 50,000 shares of each Fund at $10 per share to Chou Associates Management Inc.  Effective March 1, 2012, the name of the Chou Equity Opportunity Fund changed to the Chou Opportunity Fund and the name of the Chou Income Opportunity Fund changed to the Chou Income Fund.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and ask prices. Options not traded on an exchange are generally valued at broker-dealer bid quotations. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

15

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2012, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of December 31, 2012, are disclosed in the Chou Opportunity Fund’s Schedule of Investments.  The volume of open positions may vary on a daily basis as the Fund transacts written options in order to achieve the exposure desired by the adviser. The Chou Opportunity Fund entered into written options with a total value of $202,579 during the year ended December 31, 2012.

Transactions in written options during the year ended December 31, 2012, were as follows:

	Calls
	Number of
	Contracts	Premiums
Options Outstanding, December 31, 2011	-	$-
Options written	(1,621)	(202,579)
Options terminated in closing transactions	-	-
Options exercised	-	-
Options expired	350	39,189
Options Outstanding, December 31, 2012	(1,271)	$(163,390)

Derivatives Transactions - The Chou Opportunity Fund’s use of derivatives during the year ended December 31, 2012, was limited to written options. Following is a summary of how the derivatives are treated in the financial statements and their impact on the

16

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

Chou Opportunity Fund.

The location on the Statement of Assets and Liabilities of the Chou Opportunity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments, is as follows:

Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Liability Derivatives
Equity Contracts	Call options written, at value	$(112,495)

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended December 31, 2012, by the Chou Opportunity Fund are recorded in the following locations in the Statement of Operations:

Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Equity Contracts	Realized gain (loss) – Written Options and Change in unrealized appreciation (depreciation) – Written Options	$39,189	$50,895

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of December 31, 2012, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 120 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

17

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

Note 3. Fees and Expenses

Investment Adviser – Chou America Management Inc. (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Distribution – Rafferty Capital Markets, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, each Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of each Fund’s average daily net assets for providing distribution and/or shareholder services to the Funds. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each Trustee an annual retainer fee of $5,000 for service to the Trust.  Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as a Trustee, including travel and related expenses incurred in attending Board meetings.  No officers of the Funds are compensated by the Funds, but officers are reimbursed for travel and related expenses incurred in attending Board meetings.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% of the average daily net assets of the Chou Opportunity Fund and Chou Income Fund, through May 1, 2013 (excluding other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, and extraordinary expenses such as litigation). For the year ended December 31, 2012, fees waived and reimbursed were as follows:
	Investment Adviser Fees Reduced	Investment Adviser Expenses Reimbursed	Total Fees Reduced and Expenses Reimbursed
Chou Opportunity Fund	$32,384	$-	$32,384
Chou Income Fund	56,891	90,489	147,380

The Funds may pay the Adviser for fees reduced and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement, (2) such payment is approved by the Board and (3) and the overall expenses fall below the lesser of the Fund’s then current expense limit or the expense limit in effect at the time of such reimbursement.  For the period July 1, 2010 through December 31, 2012, the Adviser reduced and/or reimbursed fees as follows:

Chou Opportunity Fund
	Amount of Fees Reduced and/or Expenses Reimbursed	Expiration Date to Recoup Fees Reduced and/or Expenses Reimbursed	Fees Recouped
December 31, 2010	$93,139	December 31, 2013	$-
December 31, 2011	$110,128	December 31, 2014	$-
December 31, 2012	$32,384	December 31, 2015	$-

18

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

Chou Income Fund
	Amount of Fees Reduced and/or Expenses Reimbursed	Expiration Date to Recoup Fees Reduced and/or Expenses Reimbursed	Fees Recouped
December 31, 2010	$93,362	December 31, 2013	$-
December 31, 2011	$166,086	December 31, 2014	$-
December 31, 2012	$147,380	December 31, 2015	$-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended December 31, 2012, were as follows:

	Purchases	Sales
Chou Opportunity Fund	$7,527,166	$24,693,285
Chou Income Fund	1,072,752	1,021,403

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

Ordinary Income
Chou Opportunity Fund
2012	$5,239,481
2011	175,434
Chou Income Fund
2012	1,023,113
2011	682,827

As of December 31, 2012, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Chou Opportunity Fund	$-	$(1,988,474)	$3,706,692	$1,718,218
Chou Income Fund	10,990	(51,581)	(768,050)	(808,641)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities in Chou Income Fund are primarily due to contingent payment debt instruments.

For tax purposes, the current late year ordinary loss was $243 in the Chou Opportunity Fund (realized during the period November 1, 2012 through December 31, 2012).  The current fiscal year post-October loss was $1,988,231 in the Chou Opportunity Fund.  These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, January 1, 2013.

The Chou Income Fund had capital loss carryforwards to offset future capital gains of $51,581.

On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2012. The following reclassifications were the result of currency gain/loss and re-designation of

19

CHOU AMERICA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2012

distributions and has no impact on the net assets of each Fund.

Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)

Chou Opportunity Fund	$2,870	$(2,870)
Chou Income Fund	(16,302)	16,302

Note 7. Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” requiring disclosure of both gross and net information related to offsetting and related arrangements enabling users of its financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRSs. ASU No. 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU No. 2011-11 may have on each Fund’s financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.
20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Chou America Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Chou Opportunity Fund (formerly known as Chou Equity Opportunity Fund) and the Chou Income Fund (formerly known as Chou Income Opportunity Fund), each a series of shares of beneficial interest of Chou America Mutual Funds, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period July 1, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chou Opportunity Fund and the Chou Income Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the two-year period then ended and for the period July 1, 2010 through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

                             BBD, LLP
Philadelphia, Pennsylvania
February 27, 2013

21

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2012

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 682-6352 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 682-6352 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012, through December 31, 2012.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	July 1, 2012	December 31, 2012	Period*	Ratio*
Chou Opportunity Fund
Actual	$1,000.00	$1,241.05	$8.45	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.60	$7.61	1.50%

Chou Income Fund
Actual	$1,000.00	$1,205.16	$8.31	1.50%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.60	$7.61	1.50%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 366 to reflect the half-year period.

22

CHOU AMERICA MUTUAL FUNDS
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2012

Federal Tax Status of Dividends Declared during the Tax Year

For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Chou Opportunity Fund designates 8.14% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 9.21% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Chou Opportunity Fund aso designates 26.90%  as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 73.10% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).  The Chou Income Fund designates 84.20% as QII and 0.26% for QSD.

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders.  The following table provides information about each Board member and certain officers of the Trust.  Each Trustee and officer holds office until the person resigns, is removed, or is replaced.  Unless otherwise noted, the persons have held their principal occupations for more than five years.  The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101.  Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (877) 682-6352.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Trust Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Lily Pinarello Born: 1953	Trustee	Since 2010	Retired since 1999.	2	0
David McLean Born: 1966	Trustee	Since 2010	Managing Director, McLean Asset Management, Ltd., since 1998; and Managing Director, MAMGMT Fund Services, Ltd., 2007-2010.	2	0
Interested Trustee
Francis S.M. Chou Born: 1956	Trustee	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986; Senior Vice President, Fairfax Financial Holdings, 1996-2007.	2	0
Officers
Francis S.M. Chou Born: 1956	President and Principal Executive Officer	Since 2010	Chief Executive Officer, Chou America Management, Inc. since 2010; Chief Executive Officer, Chou Associates Management, Inc., since 1986; Senior Vice President, Fairfax Financial Holdings, 1996-2007.	N/A	N/A
Michael J. McKeen Born: 1971	Treasurer and Principal Financial Officer	Since 2010	Senior Vice President, Atlantic since 2008; Vice President, Citigroup Fund Services, LLC ("Citigroup") 2003-2008.	N/A	N/A
Megan Hadley Koehler Born: 1978	Secretary	Since 2010	Associate Counsel, Atlantic, since 2008; Assistant Vice President, Citigroup, 2007-2008; Thurber & Associates (Title Service), 2006-2007.	N/A	N/A
David Faherty Born: 1970	Vice President	Since 2010	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009; Associate Counsel, Investors Bank & Trust Co. 2006-2007.	N/A	N/A
Joshua LaPan Born: 1973	Vice President	Since 2010	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2010	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.	N/A	N/A

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FOR MORE INFORMATION:
P.O. Box 588
Portland, ME  04112
(877) 682-6352

INVESTMENT ADVISER
Chou America Management Inc.
110 Sheppard Ave. East
Suite 301, Box 18
Toronto, Ontario, Canada M2N 6Y8

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112

DISTRIBUTOR
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530
www.raffcap.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

243-ANR-1212

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, Chou America Mutual Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has not yet determined that it has at least one audit committee financial expert serving on its Audit Committee or that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,800 in 2011 and $28,000 in 2012.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2011 and $0 in 2012.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $4,800 in 2011 and $6,000 in 2012.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2011 and $0 in 2012.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2010.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Periods, the Registrant’s principal accountant provided no non-audit services to the investment adviser or any entity controlling, controlled by or under common control with the investment adviser to the series of the Registrant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      Chou America Mutual Funds

By           /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           02/25/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Francis S.M. Chou
Francis S.M. Chou, Principal Executive Officer

Date           02/25/13

By           /s/ Michael J. McKeen
Michael J. McKeen, Principal Financial Officer

Date           02/28/13